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                                                                   EXHIBIT 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS
       ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, E. Laughlin Flanagan, President and Chief Executive Officer, certify that:

1. I have read this annual report on Form 10-K of Polymer Solutions, Inc.;

2. To my knowledge, this report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

3. To my knowledge, the information in this report fairly presents, in all material respects, the financial condition and results of operations as of March 31, 2003.

Date: June 12, 2003
                                          /s/  E. LAUGHLIN FLANAGAN

                                          E. Laughlin Flanagan
                                          President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Polymer Solutions, Inc. and will be retained by Polymer Solutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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